                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                            -------------------------

                                    FORM 8-K

                            -------------------------

                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 25, 2003



                               LL&E ROYALTY TRUST
             (Exact name of Registrant as specified in its charter)


            TEXAS                          1-8518                76-6007940
(State or other jurisdiction of         (Commission           (I.R.S. Employer
 incorporation or organization)         File Number)         Identification No.)



       JPMORGAN CHASE BANK, TRUSTEE
       INSTITUTIONAL TRUST SERVICES
              700 LAVACA
             AUSTIN, TEXAS                                          78701
(Address of principal executive offices)                          (Zip Code)


       Registrant's Telephone Number, including area code: (512) 479-2502


                                 NOT APPLICABLE
              (Former name, former address and former fiscal year,
                          if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  LL&E Royalty Trust Press Release dated July 25, 2003.

ITEMS 9 AND 12.  REGULATION FD DISCLOSURE AND RESULTS OF OPERATIONS AND
                 FINANCIAL CONDITION.

         This Report on Form 8-K is being filed pursuant to Item 12, Results of Operations and Financial Condition, but is filed under Item 9 pursuant to the Commission's instructions issued March 27, 2003. The information furnished is not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

         Attached as Exhibit 99.1 is a press release issued on behalf of the Registrant.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            LL&E ROYALTY TRUST

                                            By:  JPMorgan Chase Bank, as Trustee

                                                 By: /s/ Mike Ulrich
                                                     ---------------------------
                                                 Name:  Mike Ulrich
                                                 Title: Vice President

Date: July 25, 2003


Exhibit Index

Exhibit Number             Description
--------------             -----------
    99.1                   Press Release dated July 25, 2003.